EXHIBIT 10.20

                        FIRST AMENDMENT TO LOAN AGREEMENT

           THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment"), dated as of this ___ day of October, 2000, made and entered into on the terms and conditions hereinafter set forth, by and among EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation ("Borrower"), AMERICAN MICRO COMPUTER CENTER, INC., a Florida corporation ("American Micro"), NOR'EASTER MICRO, INC., a Nevada corporation ("Nor'easter"; American Micro and Nor'easter are sometimes hereinafter collectively referred to as "Corporate Guarantors"), and SOUTHTRUST BANK, an Alabama banking corporation, formerly known as SouthTrust Bank, National Association ("Lender");

                              W I T N E S S E T H:
                              - - - - - - - - - -


           WHEREAS, Borrower, Corporate Guarantors and Lender entered into that certain Loan Agreement dated October 28, 1999, pursuant to which Lender made a term loan to Borrower in the original principal amount of $1,500,000 ("Loan Agreement"); and

           WHEREAS, at the request of Borrower and Corporate Guarantors, Lender has agreed to modify the Agreement in certain respects;

           NOW, THEREFORE, in consideration of the foregoing and other mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Borrower, Corporate Guarantors and Lender hereby agree as follows:

           1. DEFINITIONS. ARTICLE I of the Agreement is hereby amended by adding the following new definition and substituting the following definitions for the existing definitions of the following terms (as applicable):

                     "Guaranties" shall mean, collectively, those certain Guaranty Agreements dated October 28, 1999, executed by Corporate Guarantors, in favor of Lender, and those certain Amended and Restated Unlimited Guaranty Agreements dated October __, 2000, executed by Individual Guarantors, in favor of Lender.

                     "New Pledge Agreement" shall mean that certain Assignment and Security Agreement dated October __, 2000, executed by Harry D. Shields, in favor of Lender.



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                     "Pledge  Agreements"  shall mean,  collectively,  those two certain Pledge and Security Agreements dated October 28, 1999, executed by Individual Guarantors, in favor of Lender, and the New Pledge Agreement.

           2. VALUE OF PLEDGED SECURITIES. SECTION 3.2 (VALUE OF PLEDGED SECURITIES) of the Agreement is hereby deleted; PROVIDED, HOWEVER, nothing contained herein shall limit the provisions contained in the New Pledge
Agreement regarding the required minimum value of the collateral covered thereby.

           3.        FINANCIAL COVENANTS. SECTIONS 6.1 (Net Worth Requirements),
6.2 (Debt To Worth Ratio) and 6.3 (Interest Coverage Ratio) of the Agreement are hereby deleted in the following SECTIONS 6.1, 6.2 and 6.3 are substituted in lieu thereof:

                               6.1  NET   WORTH   REQUIREMENTS.   Borrower   and
           Corporate Guarantors shall maintain a minimum tangible net worth of $7,000,000 as of September 30, 2000; $6,250,000 as of December 31,
           2000;  $6,500,000 as of March 31, 2001;  and  $6,750,000 at all times thereafter, calculated on a consolidated basis; PROVIDED, HOWEVER, the foregoing minimum tangible net worth requirements shall be increased by an amount equal to the amount of any equity injections into Borrower or any Corporate Guarantor or any subordinated loans to Borrower or any Corporate Guarantor, occurring on or after October __, 2000. For purposes of this covenant, "tangible net worth" shall refer to the excess of Borrower's and Corporate Guarantors' total assets above the sum of their intangible assets plus total liabilities (exclusive of any debt subordinated to indebtedness of Borrower or Corporate Guarantors to Lender), all determined in accordance with generally accepted accounting principles consistently applied.

                               6.2 DEBT TO WORTH RATIO. Borrower and Corporate Guarantors shall at all times maintain a ratio of total liabilities (exclusive of any debt subordinated to indebtedness of Borrower or Corporate Guarantor to Lender) to tangible net worth of not more than
           2.25 to 1.0 as of September 30, 2000; 2.35 to 1.0 as of December 31, 2000; 2.85 to 1.0 as of March 31, 2001; 2.85 to 1.0 as of June 30,
           2001;  2.75 to 1.0 as of September  30,  2001;  and 2.5 to 1.0 at all
           time thereafter, calculated on a consolidated basis. For purposes of this covenant, "tangible net worth" shall have the meaning set forth in SECTION 6.1 hereof.

                               6.3 FIXED  CHARGE  COVERAGE  RATIO.  Borrower and
           Corporate  Guarantors  shall  maintain  a  ratio  of (i)  the  sum of earnings before interest and taxes plus lease payments plus depreciation plus amortization, to (ii) the sum of interest expense plus lease payments plus current maturities of long-term debt plus cash equity payouts or other distributions of any form to Borrower's shareholders, all determined in accordance with generally accepted accounting principles consistently applied, calculated on a consolidated basis, of not less than .95 to 1.0 as of December 31, 2000; 1.0 to 1.0 as of March 31, 2001; and 1.20 to 1.0 as of the last day of each fiscal quarter thereafter. This covenant shall be calculated on an annualized fiscal year-to-date basis for the calculations as of December 31, 2000, and March 31, 2001, and

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           thereafter for the then-previous twelve-month period. For purposes of this covenant, (i) an amount not exceeding $400,000 of actual expenses incurred by Borrower in connection with stock options granted to Persia Consulting may be added to earnings; (ii) an amount not exceeding $350,000 of actual expenses incurred by Borrower in connection with capitalized software development costs may be added to earnings; and (iii) an amount not exceeding $250,000 of penalties assessed by Cap Gemini and paid by Borrower for discontinued projects may be added to earnings.

           4.        WAIVER.  Lender hereby  waives  compliance by Borrower with
SECTION 6.1 (Net Worth Requirements), SECTION 6.2 (Debt to Worth Ratio), SECTION
6.3 (Interest Coverage Ratio) and SECTION 3.2 (VALUE OF PLEDGED SECURITIES) for the period ended June 30, 2000. This does not constitute a waiver by Lender of compliance with any other provisions of the Agreement, nor a waiver of these Sections for any other period.

           5. WAIVER FEE. Upon execution of this Amendment, Borrower shall pay to Lender a non-refundable covenant waiver fee in the amount of $20,000.

           6. MISCELLANEOUS. Except as amended hereby, the Agreement shall remain in full force and effect. Except as expressly set forth herein, this Amendment does not constitute a waiver of any default or Event of Default under the Agreement, whether or not Lender is aware of any such default or Event of Default. Borrower and Corporate Guarantors hereby affirm that the representations and warranties set forth in ARTICLE IV of the Agreement remain true and correct on and as of the date hereof.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                       BORROWER:            EUROPEAN MICRO HOLDINGS, INC.
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                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


            CORPORATE GUARANTOR:            AMERICAN MICRO COMPUTER CENTER, INC.
            -------------------


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------





                                       3
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                                            NOR'EASTER MICRO, INC.


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------



                         LENDER:            SOUTHTRUST BANK
                         ------


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------